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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 333-38171 and 333-39383 of The FINOVA Group Inc. on Form S-3 of our report dated February 10, 1999, appearing in this Annual Report on Form 10-K of The FINOVA Group Inc. for the year ended December 31, 1998.

                                          DELOITTE & TOUCHE LLP

Phoenix, Arizona
March 1, 1999